                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            John. H. Harland Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                            N/A

     (2)  Aggregate number of securities to which transaction applies:

                                            N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                            N/A

     (4)  Proposed maximum aggregate value of transaction:

                                            N/A

     (5)  Total fee paid:

                                            N/A

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                            N/A

     (2)  Form, Schedule or Registration Statement No.:

                                            N/A

     (3)  Filing Party:

                                            N/A

     (4)  Date Filed:

                                            N/A

JOHN H. HARLAND COMPANY

ROBERT R. WOODSON
Chairman, Chief Executive Officer and President


                                                                  March 13, 1995

Dear Shareholder:

You are cordially invited to attend the 1995 annual meeting of shareholders of John H. Harland Company to be held at the High Museum of Art, 1280 Peachtree Street, NE, Atlanta, Georgia on Friday, April 28, 1995 at 10:00 a.m.

The items of business are listed in the Notice of Annual Meeting and are more fully addressed in the Proxy Statement which follows. In addition, we will review with you the progress of the Company during the past year and report the results of operations for the first quarter.

Your vote is very important regardless of the number of shares you may hold. Please date, sign and return the proxy in the enclosed envelope to ensure that your shares are represented at the meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in John H. Harland Company.

Sincerely,

/s/ Robert R. Woodson
- ---------------------
Robert R. Woodson

                                2939 MILLER ROAD
                             DECATUR, GEORGIA 30035

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1995

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of John H. Harland Company will be held at the High Museum of Art, 1280 Peachtree Street, NE, Atlanta, Georgia on Friday, April 28, 1995 at 10:00 a.m. for the following purposes:

     (1) To elect two (2) Directors;

     (2) To amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized under the Purchase Plan from 3,600,000 to 4,350,000;

     (3) To amend the Company's Employee Stock Purchase Plan to replace the term "Annualized Base Pay" with the term "Annualized Cash Compensation" and to provide a definition of "Annualized Cash Compensation," described in the accompanying Proxy Statement;

     (4) To amend the Company's 1981 Incentive Stock Option Plan, as Extended to increase the number of shares of Common Stock authorized under the Option Plan from 435,955 to 1,185,955;

     (5) To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the year ending December 31, 1995; and

     (6) To transact any and all such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 1, 1995 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

     Your attention is directed to the Proxy Statement submitted with this Notice.

                                          VICTORIA P. WEYAND
                                          Vice President and Secretary

Atlanta, Georgia
March 13, 1995

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.


                                    [LOGO]

                                                                  March 13, 1995

                            JOHN H. HARLAND COMPANY
                                2939 MILLER ROAD
                             DECATUR, GEORGIA 30035

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1995

     The enclosed form of proxy is solicited by the Board of Directors of John
H. Harland Company (the "Company") for use at the annual meeting on April 28, 1995 and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, they will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it or (ii) a duly executed proxy bearing a later date. Furthermore, if a shareholder attends the meeting and elects to vote in person, any previously executed proxy is thereby revoked.

     Only shareholders of record as of the close of business on March 1, 1995 will be entitled to vote at the annual meeting. As of that date, the Company had outstanding 30,438,906 shares of Common Stock. Each share of Common Stock is entitled to one vote. No cumulative voting rights are authorized and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to the shareholders on or about March 13, 1995.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors also will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Pursuant to the Company's Bylaws and applicable state law, a quorum is present if a majority of the votes entitled to be cast are represented in person or by proxy at such meeting. The affirmative vote of a plurality of votes cast by shares entitled to vote for the election of directors at a meeting at which a quorum is present is required to elect directors.

                             ELECTION OF DIRECTORS

     Under the Bylaws, directors are divided into three classes with each class serving a three-year term and one class elected at each annual meeting of shareholders. The term of two of the present directors expires at the 1995 annual shareholders' meeting and those two directors are being nominated for reelection to the Board to serve until the annual shareholders' meeting in 1998 or until their successors are elected and qualified. The remaining directors presently on the Board will continue as members of the Board until their respective terms expire as indicated in the following list.

     The Board has no reason to believe that either of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the annual meeting either of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than two directors.

                           MANAGEMENT OF THE COMPANY

DIRECTORS

     The following list sets forth the names of the two nominees for reelection to the Board to serve until the annual shareholders' meeting in 1998 or until their successors are elected and qualified. It also contains, as to each present director, information with regard to age, the year first elected a director, the year their term as a director expires, a brief description of principal occupation and business experience during the past five years, directorships of companies (other than the Company) presently held, and certain other information, which has been furnished by the respective individuals.

                       NOMINEES FOR ELECTION TO THE BOARD

                    68 years of age
                    First elected a Director in 1980
                    Present Term expires 1995
   [PHOTO]          Chairman of the Board, Pattillo Construction Company, Inc. (an industrial builder and developer), since 1952
                    Director, Eaton Corporation, Protective Life Corporation, Trust Company
                    Bank, SunTrust Banks, Inc. and Simpson Paper Company

  H. G. PATTILLO    Serves on the Executive Committee and on the Long Range Planning
                      Committee of the Board of Directors

                    68 years of age
                    First elected a Director in 1973
                    Present Term expires 1995
                    Retired Chairman and Chief Executive Officer, Richway Stores, a Division
   [PHOTO]          of Federated Department Stores, Inc. (an operator of discount department stores),
                    since 1987
                    Director, Payless Cashways, Inc.


JOHN H. WEITNAUER,  Serves as Chairman of the Audit Committee and on the Executive Committee
        JR.           of the Board of Directors

                DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

                    45 years of age
                    First elected as a director in 1993
                    Present Term expires 1996
    [PHOTO]         Executive Vice President, Baranco Automotive Group (an automobile dealership), since 1992, Vice President, Baranco Pontiac, from 1978 to
                    1992
                    Director, First Union National Bank of Georgia and Complete Health
                    Services, Inc.


JUANITA P. BARANCO  Serves on the Audit Committee of the Board of Directors

                    69 years of age
                    First elected a Director in 1987
                    Present Term expires 1997
                    Chairman of the Executive Committee, Beers Construction Company
    [PHOTO]         (a general contracting company), since 1994, Chairman of the Board from 1987 to 1994 and President from 1960 to 1987
                    Director, NationsBank Corporation, Atlanta Gas Light Company, and
                    Rock-Tenn Company


   LAWRENCE L .     Serves as Chairman of the Compensation and Stock Option Committee and on
  GELLERSTEDT, JR.   the Executive Committee of the Board of Directors

                    57 years of age
                    First elected a Director in 1991
    [PHOTO]         Present Term expires 1997
                    Partner, King & Spalding, Atlanta, Georgia (legal counsel to the
                    Company), since 1968


 EDWARD J. HAWIE    Serves on the Executive Committee of the Board of Directors

                    52 years of age
                    First elected a Director in 1988
    [PHOTO]         Present Term expires 1996
                    President and Chief Operating Officer, McWane, Inc. (an Alabama-based manufacturer of cast iron pipes, fittings and foundry products), since
                    1980
                    Director, Protective Life Corporation and National Commerce Corporation

 JOHN J. MCMAHON    Serves as Chairman of the Long Range Planning Committee and on the Audit
                      Committee of the Board of Directors

                    58 years of age
                    First elected a Director in 1984
    [PHOTO]         Present Term expires 1997
                    Vice Chairman of the Board and Chairman of the Executive Committee,
                    Callaway Gardens (a horticultural, environmental and recreational facility), since 1992, President and Chief Executive Officer from 1972 to
                    1992
                    Director, American Business Products, Inc. and Trust Company Bank of
                    Columbus



G. HAROLD NORTHROP  Serves on the Compensation and Stock Option Committee and on the Long
                      Range Planning Committee of the Board of Directors

                    56 years of age
                    First elected a Director in 1990
                    Present Term expires 1996
    [PHOTO]         Chairman and Chief Executive Officer, Genuine Parts Company
                    (a distributor of automobile replacement parts), since 1990, President
                    and
                    Chief Executive Officer from 1989 to 1990, and President and Chief
                    Operating Officer from 1986 to 1989
                    Director, Equifax Inc., Crawford & Company and Trust Company Bank



 LARRY L . PRINCE   Serves on the Compensation and Stock Option Committee of the Board of
                      Directors

                    62 years of age
                    First elected a Director in 1971
                    Present Term expires 1996
     [PHOTO]        Chairman, Chief Executive Officer and President of the Company since
                    1992, Chief Executive Officer and President from 1990 to 1992, and
                    President from 1984 to 1992
                    Director, Allied Holdings, Inc., Haverty Furniture Companies, Inc. and
                    NationsBank of Georgia, N.A.


ROBERT R. WOODSON   Serves as Chairman of the Executive Committee of the Board of Directors

                    56 years of age
                    First elected a Director in 1994
                    Present Term expires 1997
     [PHOTO]        Chairman of the Board, President and Chief Executive Officer, National
                    Data Corporation (a company specializing in computer systems and network services for the healthcare and payment systems markets), since
                    1992; Chairman of the Board, Spectrum Research Group, Inc., since
                    1989, and Chief Executive Officer from 1989 to 1990
                    Director, Spectrum Research Group, Inc.



    ROBERT A.       Serves on the Long Range Planning Committee of the Board of Directors
     YELLOWLEES

BENEFICIAL OWNERSHIP

     The following table sets forth (in alphabetical order) the beneficial ownership of (i) the Company's directors and nominees, (ii) the Chief Executive Officer and each of the three other most highly compensated executive officers of the Company, (iii) all directors and executive officers of the Company as a group, and (iv) five percent shareholders of the Company, all as of February 1, 1995.

                                                                      SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED
                                                                 ---------------------------------
                             NAME                                NUMBER(1)        PERCENT OF CLASS
- ---------------------------------------------------------------  ----------       ----------------
Juanita P. Baranco.............................................         455(2)             *
Miriam D. Conant...............................................   1,741,508(3)           5.7%
William M. Dollar..............................................      22,462(4)(5)          *
Lawrence L. Gellerstedt, Jr....................................       3,000(6)             *
Edward J. Hawie................................................         810(7)             *
INVESCO PLC....................................................   2,568,520(8)           8.4
MacKay-Shields Financial Corporation...........................   1,953,416(9)           6.4
John J. McMahon................................................       8,475(10)            *
G. Harold Northrop.............................................       2,000                *
H. G. Pattillo.................................................      29,672(11)            *
Larry L. Prince................................................       1,000                *
Earl W. Rogers, Jr.............................................      18,306(4)             *
Michael S. Rupe................................................      20,693(12)            *
John H. Weitnauer, Jr..........................................       6,459                *
Robert R. Woodson..............................................     532,122(13)          1.7
Robert A. Yellowlees...........................................          --               --
All executive officers and directors as a group (12 persons)...     624,761              2.1

- ---------------

  *  Represents less than 1%
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. Except as otherwise indicated, the persons shown possessed sole voting and investment power with respect to all shares set forth opposite their name.
 (2) Such shares are held jointly by Mrs. Baranco with her husband.
 (3) Includes 276,500 shares held by a trust created from the Estate of John H. Harland, of which she is a co-trustee, as to which Mrs. Conant may be deemed to share voting and investment power and with respect to which she disclaims any beneficial interest. Also includes 346,984 shares owned by Mrs. Conant's husband and 457,000 shares owned of record and beneficially by the John H. and Wilhelmina D. Harland Charitable Foundation, Inc. of which Mrs. Conant and her husband are trustees, as to all of which shares Mrs. Conant may be deemed to share voting and investment power, and in all of which shares Mrs. Conant disclaims any beneficial interest. Mrs. Conant's address is Suite 106, Two Piedmont Center, Atlanta, Georgia 30305.

 (4) Includes shares which may be acquired on or before April 1, 1995 pursuant to the exercise of stock options as follows: 8,000 shares by Mr. Dollar and 14,500 shares by Mr. Rogers.
 (5) Includes 1,662 shares Mr. Dollar holds jointly with his wife. Also includes 12,800 shares owned by the Company's Profit Sharing Plan and Trust, for which Mr. Dollar serves as a plan administrator, as to all of which shares Mr. Dollar may be deemed to share voting and investment power, and in all of which shares Mr. Dollar disclaims any beneficial interest.
 (6) Includes 1,000 shares held by Mr. Gellerstedt's wife, with respect to which he disclaims any beneficial interest.
 (7) Includes 110 shares held by Mr. Hawie's wife, with respect to which he disclaims any beneficial interest.
 (8) According to a Schedule 13G dated February 10, 1995 as filed with the Securities and Exchange Commission, INVESCO PLC ("INVESCO") holds the shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. According to INVESCO's Schedule 13G, the interest of any such person does not exceed 5% of the class of securities. Also according to INVESCO's Schedule 13G, INVESCO has shared voting and investment power with respect to all of such shares and has sole voting and investment power with respect to none of such shares. INVESCO's address is 11 Devonshire Square, London EC2M 4YR, England.
 (9) According to a Schedule 13G dated February 10, 1995 as filed with the Securities and Exchange Commission, MacKay-Shields Financial Corporation ("MacKay-Shields") holds the shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. According to MacKay-Shields' Schedule 13G, the interest of any such person does not exceed 5% of the class of securities. Also according to MacKay-Shields'
     Schedule 13G, MacKay-Shields has shared voting and investment power with respect to 1,952,900 shares and 516 shares are held directly with sole voting power by its parent company, New York Life Insurance Company (NYLIC). MacKay-Shields' address is 9 West 57th Street, New York, NY 10019.
(10) Includes 5,195 shares held by Mr. McMahon's wife, with respect to which he disclaims any beneficial interest.
(11) Includes 20,000 shares held by Mr. Pattillo's wife, with respect to which he disclaims any beneficial interest.
(12) Mr. Rupe was employed by the Company through December 16, 1994. The 20,693 shares may be acquired upon the exercise of options on or before March 16, 1995.
(13) Includes 28,800 shares owned by Mr. Woodson's wife and 12,800 shares owned by the Company's Profit Sharing Plan and Trust, for which Mr. Woodson serves as a plan administrator, as to all of which shares Mr. Woodson may be deemed to share voting and investment power, and in all of which shares Mr. Woodson disclaims any beneficial interest. Also includes 250,000 shares held in the J. William Robinson Irrevocable Trust with respect to which Mr. Woodson may be deemed to have investment power but with respect to which he disclaims any beneficial interest. Also includes 66,286 shares that Mr. Woodson has the right to acquire by exercising options available to him as of April 1, 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based on a review of the Section 16 Reports filed by Reporting Persons with respect to the period from January 1, 1994 through

December 31, 1994, and certain representations of such Reporting Persons, all filing requirements under Section 16(a) applicable to Reporting Persons during such period have been met, with one exception. A Form 3 was required to be filed for Ms. Juanita Baranco by the tenth day of the month following her becoming a member of the Board of Directors. The Form 3, filed later, indicated that Ms. Baranco owned no shares at the time she became a member of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee of the Board of Directors composed of John H. Weitnauer, Jr., Chairman, Juanita P. Baranco and John J. McMahon. The principal functions of the Audit Committee are to recommend to the Board of Directors the persons or firm to be employed as independent auditors of the Company; to review with such auditors the scope of their engagement, their report of audit and the accompanying management letter, if any; and to consult with the independent auditors and management with regard to the Company's accounting methods and the adequacy of the Company's internal system of accounting control.

     The Company has a standing Compensation and Stock Option Committee composed of Lawrence L. Gellerstedt, Jr., Chairman, G. Harold Northrop and Larry L. Prince. The principal functions of the Compensation and Stock Option Committee are to fix the compensation of the Chief Executive Officer, and to review the recommendations of the Chief Executive Officer regarding the compensation of other officers of the Company, to approve the granting of stock options to officers and certain key employees and to make recommendations to the Board of Directors relating to other aspects of employee compensation.

     The Company has a standing Executive Committee composed of Robert R. Woodson, Chairman, Lawrence L. Gellerstedt, Jr., Edward J. Hawie, H. G. Pattillo and John H. Weitnauer, Jr. The principal function of the Executive Committee is to act between meetings of the Board of Directors.

     The Company has a Long Range Planning Committee composed of John J. McMahon, Chairman, G. Harold Northrop, H. G. Pattillo and Robert A. Yellowlees. The principal function of the Long Range Planning Committee is to review and make recommendations to the Company on its long-term goals and objectives.

     The Board of Directors of the Company met six times during the fiscal year ended December 31, 1994. During that time the Audit Committee held two meetings, the Compensation and Stock Option Committee held two meetings, the Executive Committee held seven meetings and the Long Range Planning Committee held three meetings. All of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and all committees on which they served during that period. The Company does not have a standing nominating committee.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table presents summary information with respect to compensation paid by the Company to the Chief Executive Officer and each of the three other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year, with the exception of one executive officer who was employed by the Company through December 16, 1994) for the fiscal years ended December 31, 1992, 1993 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                           ------------
                                                    ANNUAL COMPENSATION     SECURITIES     ALL OTHER
                                                    --------------------    UNDERLYING    COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR     SALARY($)   BONUS($)    OPTIONS(#)       ($)(2)
- -----------------------------------------  ----     ---------   --------   ------------   ------------
Robert R. Woodson........................  1994     $ 382,000   $143,250      20,000        $ 82,341
  Chairman, Chief Executive Officer        1993     $ 360,400   $115,325      38,286        $ 77,663
  and President                            1992     $ 340,000   $ 20,000       4,000        $ 73,856
Earl W. Rogers, Jr.......................  1994     $ 181,810   $ 63,179       8,000        $ 19,121
  Executive Vice President                 1993     $ 134,387   $ 35,931          --        $ 20,379
                                           1992     $ 107,787   $ 15,000       3,000        $ 16,968
Michael S. Rupe..........................  1994(1)  $ 181,810   $ 61,270       8,000        $ 45,672(1)
  Former Executive Vice President          1993     $ 173,152   $ 61,642      17,193        $  6,068
                                           1992     $ 163,350   $ 32,315       4,000        $  4,263
William M. Dollar........................  1994     $ 113,850   $ 24,762       3,000        $  5,996
  Vice President, Treasurer and            1993     $ 103,500   $ 21,994          --        $ 25,771
  Chief Financial Officer                  1992     $  99,500   $ 13,969       3,000        $  2,355

- ---------------

(1) Mr. Rupe was employed by the Company through December 16, 1994. In addition to the amounts set forth in footnote (2), the amount reflected in the All Other Compensation column includes severance pay of $45,452.
(2) Amounts include contributions to the Company's profit sharing plan for 1994, 1993 and 1992, respectively, as follows: Mr. Woodson: $23,000, $30,000 and $30,000; Mr. Rogers: $21,400, $18,505 and $15,228; Mr. Rupe: $0, $3,532 and
     $1,764; and Mr. Dollar: $4,500, $3,167 and $2,149. Includes amounts accrued pursuant to deferred compensation arrangements for 1994, 1993 and 1992, respectively, as follows: Mr. Woodson: $55,781, $46,610 and $43,152; Mr.
     Rogers: $1,859, $1,632 and $1,512; Mr. Rupe: $0, $2,332 and $2,161; and Mr.
     Dollar: $1,827, $22,451 and $0. Includes life insurance and split dollar premiums paid on behalf of the individuals in 1994, 1993 and 1992, respectively, as follows: Mr. Woodson: $1,560, $1,313 and $704; Mr. Rogers:
     $262, $242 and $228; Mr. Rupe: $220, $204 and $338; and Mr. Dollar: $169,
     $153 and $206.

OPTION GRANTS

     The following table provides details regarding stock options granted to the named executive officers during 1994:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      POTENTIAL REALIZABLE
                                                  INDIVIDUAL GRANTS(1)                                  VALUE AT ASSUMED
                           -------------------------------------------------------------------        ANNUAL RATES OF STOCK
                           NUMBER OF     % OF TOTAL                                                           PRICE
                           SECURITIES     OPTIONS      EXERCISE    MARKET PRICE                      APPRECIATION FOR OPTION
                           UNDERLYING    GRANTED TO    OR BASED    OF UNDERLYING                             TERM(2)
                            OPTIONS     EMPLOYEES IN    PRICE       SECURITY ON     EXPIRATION       -----------------------
          NAME             GRANTED(#)   FISCAL YEAR     ($/SH)     DATE OF GRANT       DATE           5%($)          10%($)
- -------------------------  ----------   ------------   --------   ---------------   ----------       --------       --------
Robert R. Woodson........    20,000         17.5%      $ 21.750       $21.750         1/7/98         $120,182       $265,572
Earl W. Rogers, Jr.......     8,000          7.0%      $ 21.750       $21.750         1/7/98         $ 48,073       $106,229
Michael S. Rupe..........     8,000(3)       7.0%      $ 21.750       $21.750         1/7/98         $ 48,073       $106,229
William M. Dollar........     3,000          2.6%      $ 21.750       $21.750         1/7/98         $ 18,027       $ 39,836

- ---------------

(1) Upon exercise of an option, the exercise price may be paid in cash, Common Stock or a combination of cash and Common Stock. Options are exercisable one year from the date of grant and expire no later than the earlier of the following dates: (a) the date on which the option is exercised in full, (b) three months after the date of the employee's termination of employment, or
     (c) the date which is the fifth anniversary of the date of the grant.
(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.
(3) Mr. Rupe was employed by the Company through December 16, 1994; therefore, under the terms of the Incentive Stock Option Plan, these options have been cancelled.

OPTION EXERCISES

     None of the named executive officers exercised any options during 1994. The following table shows the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1994.

                         FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF
                                                                      SECURITIES       VALUE OF
                                                                      UNDERLYING      UNEXERCISED
                                                                      UNEXERCISED    IN-THE-MONEY
                                                                      OPTIONS AT      OPTIONS AT
                                                                       FY-END(#)       FY-END($)
                                                                     -------------   -------------
                                                                     EXERCISABLE/    EXERCISABLE/
       NAME                                                          UNEXERCISABLE   UNEXERCISABLE
- ------------------                                                   -------------   -------------
Robert R. Woodson..................................................  46,286/20,000       $ 0/0
Earl W. Rogers, Jr.................................................    6,500/8,000       $ 0/0
Michael S. Rupe....................................................       20,693/0       $ 0/0
William M. Dollar..................................................    5,000/3,000       $ 0/0

DEFERRED COMPENSATION ARRANGEMENTS

     The Company has entered into deferred compensation arrangements with certain of its key employees, including the named executive officers, providing for monthly payments to the officer upon his retirement, disability or other termination of employment and to the officer's spouse or surviving minor children in the event of death. These arrangements, as presently in effect, provide for monthly payments at retirement of a specified amount, subject to a reduction in the event of early retirement and, with respect to certain cases, to a required minimum period of service prior to full vesting.

     The following table sets forth information with respect to the estimated annual benefit payable upon retirement at age 65 to the named executive officers under deferred compensation arrangements:

                                                            ESTIMATED ANNUAL
       NAME                                               RETIREMENT BENEFIT(1)
- ------------------                                        ---------------------
Robert R. Woodson.......................................        $ 100,000
Earl W. Rogers, Jr......................................        $  12,000
William M. Dollar.......................................        $  12,000

- ---------------

(1) The amounts shown are based upon various assumptions by the Company regarding future conditions and events, including assumptions relating to the individual's continued employment with the Company until retirement, the absence of a change in control of the Company or any violations of the noncompetition arrangements described herein. The Company cannot accurately predict the future, and actual benefits therefore may differ materially from the amounts shown in this column. Amounts payable to the named executive officers pursuant to deferred compensation arrangements are not based on any formula, but rather were determined by the Compensation and Stock Option Committee. Mr. Rupe was employed by the Company through December 16, 1994 and is not eligible for benefits under the terms of the arrangement.

     Payment of benefits under the deferred compensation arrangements commences at normal retirement age and continues during the life of the officer, and during the life of the officer's spouse and the minority of any surviving minor children, subject to a fifteen-year maximum period governing the payment of death benefits. Payment of benefits under these arrangements is conditioned upon the officer not engaging in certain activities in competition with the Company following termination of his employment. However, the arrangements further provide that if the officer's employment is terminated by the Company after a change in control of the Company, or if he resigns within 180 days following any such occurrence or transaction, the agreement not to compete shall not apply, and in addition, he may elect to receive either (i) a lump sum distribution of benefits equal to the liability then accrued by the Company with respect to his agreement, or (ii) a series of payments based upon his stated salary as in effect on the date of such change of control, merger or sale (without reduction for early retirement). A change in control of the Company is deemed to have occurred under the arrangements at such time as beneficial ownership of more than 50% of the Common Stock of the Company is held by any one person or group of two or more persons formed for the purpose of acquiring, holding or disposing of the Company's Common Stock.

NONCOMPETE AND TERMINATION AGREEMENTS

     The Company has entered into non-compete and termination agreements with certain officers, including each of the named executive officers under which each such officer has agreed that he will not compete with the Company or disclose confidential information during his employment or for a two-year period following termination of his employment. However, if the officer's employment is terminated by the Company (other than by reason of intentional wrongdoing), at any time after a change in control of the Company takes place, or if the officer resigns within 365 days after such a change in control takes place, then the officer's agreement not to compete will not apply and the officer will be entitled to receive a lump sum payment from the Company equal to the lesser of three times such officer's average annual compensation for the five calendar year period which immediately precedes the date his employment terminates or the maximum payment which the Company can make to such officer as a result of change in control of the Company under appropriate Internal Revenue Code provisions. A change in control of the Company is defined for these purposes as in the deferred compensation agreements described above.

DIRECTOR FEES

     For the year ended December 31, 1994, each non-employee director was paid a fee of $16,000 and $750 per Board and committee meeting attended with the exception of the committee chairmen who received $1,000 per committee meeting attended. Employee directors received no compensation for Board services.

     The report of the Compensation and Stock Option Committee and the stock performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                         COMPENSATION AND STOCK OPTION
                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Committee") of the Company's Board of Directors is responsible for overseeing the Company's executive compensation program. The Committee, which consists of outside, non-employee directors, has adopted a compensation program for executives designed to:

     - provide market-competitive base salaries;

     - reward performance that supports achievement of business plan goals;

     - motivate executives to achieve strategic operating objectives; and

     - encourage common stock ownership to further align the executives' interests with the shareholders' interests.

     In late 1992, the Company retained an independent compensation consulting firm to assist in assessing the reasonableness and competitiveness of the Company's executive compensation program. The Committee carefully considered the results of the compensation survey and the recommendations of the consulting firm in establishing the compensation plan for the Company's executives, including Mr. Robert Woodson, the Company's Chief Executive Officer. In addition, the Committee considered recommendations of the Company's Chief Executive Officer (except with respect to the Chief Executive Officer's compensation), the Company's performance, and other factors discussed below. The components of the Company's executive compensation program for 1994 were (i) cash compensation, consisting of base salaries and annual incentive bonuses based on the achievement of individual and Company performance goals, and (ii) long-term incentives, including stock options and profit sharing contributions. The Committee will review the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended by the Omnibus Budget

Reconciliation Act of 1993. Section 162(m) may deny a federal income tax deduction for an executive's compensation exceeding $1 million per year in certain cases. Currently, compensation is not expected to exceed the $1 million threshold for any executive.

CASH COMPENSATION

     The consulting firm compared the Company's cash compensation program (base salaries and cash bonuses) with the cash compensation programs of companies in a peer group comprised of (i) 48 public companies based in the Atlanta, Georgia metropolitan area with annual revenue in excess of $150 million, (ii) nine graphics printing industry companies with annual revenue in excess of $100 million and (iii) approximately 135 non-durable goods manufacturing companies with annual revenue in excess of $350 million (collectively, the "Market Group"). The independent consulting firm, in consultation with the Company, concluded that the Market Group was an appropriate peer group for compensation comparison purposes.

     Based on the results of the compensation study, the total cash compensation (base salaries and bonuses) payable to the Company's executive officers was slightly higher than the average cash compensation paid by other companies in the Market Group. While the Company's base salaries were slightly higher than the Market Group average, the Company's bonuses were lower than the Market Group average. The goal is to provide competitive cash compensation to executive officers within the median range of the market.

     The consulting firm recommended that a larger portion of executive cash compensation be tied to Company performance. The Committee approved modest increases in base salaries for 1994 and continued the bonus plan put into place in 1993.

     Base Salary. The Committee reviews each executive officer's base salary, including the Chief Executive Officer's base salary, on an annual basis. The Committee believes that the base salaries paid to the Company's executive officers are reasonable and competitive with the base salaries paid by the other companies in the Market Group and enhance the Company's ability to attract and retain talented executives.

     The Committee increased the executive officers' base salaries in 1994 from 5% to 10% over the base salaries paid in 1993. In determining the percentage increase in each executive officer's base salary, the Committee considered recommendations of the Chief Executive Officer, increases in the cost of living, additional responsibilities of certain executive officers, the competitive market for base salaries as reflected in the consulting firm's compensation survey, the executive's past and potential future contributions to the success of the Company, and the Company's overall performance. These factors were considered subjectively by the Committee in the aggregate, and none of the factors was accorded any specific weight.

     Annual Incentive Bonus. Under the supervision of the Committee, the Company maintains a bonus plan pursuant to which annual cash bonuses are payable to certain key officers and employees. Based on the results of the 1992 compensation survey, the Committee made changes to the bonus plan in 1993 and these changes have remained in effect through 1994. The Company's prior potential bonus for executive officers (25% of base salary) was significantly lower than the potential bonus of the market (an average of approximately 40% of base salary for persons in comparable positions). The Committee increased the bonus potential in 1993 in order to be more competitive with the market.

     The consulting firm also noted that the Company's threshold for the award of bonuses in 1992 was higher than the market and that the Company's bonus program provided for no additional award if performance goals were exceeded. In order to bring the Company's program more in line with the market, the Committee in 1993 lowered the threshold for the award of bonuses from 95% to 90% of targeted amounts, but provided that no bonuses would be awarded (unless authorized by the Committee) if earnings per share were less than the prior year. The Committee also provided for additional awards if the targeted performance measures were exceeded, with a maximum award based on the attainment of 110% of certain target amounts.

     In 1994, bonuses for executive officers, other than the Chief Executive Officer, were payable on a sliding scale based on (i) individual performance and
(ii) Company performance. Individual performance was based on the attainment of specific contribution or expense goals for areas in the Company for which the executive was directly responsible. The individual component equaled 25% to 50% of the total bonus potential, depending on the executive's primary responsibility. Executives directly responsible for an operating unit of the Company, compared to executives responsible for an administrative/support department, had a higher percentage of their bonus tied to individual performance. The Company's performance was based on earnings per share in relation to targeted earnings per share for the year. The Company component equaled 75% to 50% of the total bonus potential, again based on the executives' primary responsibility.

     Based on results for 1994, the executive officers (excluding the Chief Executive Officer) received bonuses equal to an average of approximately 31.3% of base salaries. With respect to the individual performance component, certain executive officers received individual performance bonuses as a result of meeting targeted contribution levels. One other executive officer received an individual performance bonus less than the potential bonus amount due to expense levels that were higher than those established for maximum bonus. With respect to the Company performance component, earnings per share for 1994 were 98% of the targeted earnings per share amount. Executive officers received Company performance bonuses in amounts less than the potential bonus amounts as a result of the Company's earnings per share for 1994.

LONG-TERM INCENTIVES

     Stock Options. Pursuant to the Company's 1981 Incentive Stock Option Plan, as Extended (the "Plan"), the Company, acting through the Committee, may grant stock options to key employees from time to time. Based on the 1992 survey of 344 manufacturing and service companies, the independent consulting firm advised the Company that option grants to the executive officers were substantially lower than the market. In addition, the consulting firm noted that the percentage of common stock owned by the executive officers as a group was lower than the market. The Committee, in an effort to compensate for below-market option grants, increased the size of the option grants in 1993. In an on-going effort to provide competitive long-term incentives, stock option grants are targeted at the median range of the market.

     The Committee considered recommendations of the Chief Executive Officer, responsibility levels, compensation and the market price of the Company's common stock in determining the size of option grants in 1994. Based on the Committee's desire to increase stock ownership among executive officers, the number of options held by an executive officer and the exercise price thereof was considered in determining individual grants. These factors were considered subjectively in the aggregate, and none of the factors was accorded a specific weight.

     Profit Sharing Plan. The Company also maintains a profit sharing plan for the benefit of its executive officers and all other employees of the Company. The Company's annual contribution to the profit sharing plan is based on the increase in the Company's profitability compared to the prior year. The contribution received by each individual is dependent upon that person's salary and length of service to the Company. The size of the Company's annual profit sharing contribution is decided by a committee of the Board of Directors, within certain limits, based on the profitability of the Company and, to a lesser extent, the earnings of the plan during the prior year.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee considered the 1992 findings of the consulting firm and the other general factors discussed above in determining Mr. Woodson's compensation in 1994. The compensation survey indicated that Mr. Woodson's cash compensation (base salary and bonus) was below the average cash compensation paid to other Chief Executive Officers in the Market Group. Although Mr. Woodson's base salary was slightly above the market average, this difference was more than offset by Mr. Woodson's bonus, which was below the market average.

     Based on increases in the cost of living, the competitive market for base salaries, Mr. Woodson's past and potential future contributions to the success of the Company and the Company's overall performance, the Committee approved a 6% increase in Mr. Woodson's base salary in 1994 over 1993. These factors were considered in the aggregate on a subjective basis, and no factors were given any specific weight.

     Mr. Woodson received a bonus in 1994 which was based solely on the Company's earnings per share in relation to a targeted figure. Based on the results of the 1992 compensation survey, the Committee made changes to the bonus plan in 1993 and these changes remained in effect through 1994. The consulting firm noted that the Company's threshold for bonus for the Chief Executive Officer was higher than the market and that the Chief Executive Officer received no additional award if the Company performance goal was exceeded. In order to bring the Company's Chief Executive Officer bonus program more in line with the market, the Committee in 1993 lowered the threshold for Mr. Woodson's bonus from 95% to 90% of the targeted earnings per share amount, but provided that no bonus would be awarded (unless authorized by the Committee) if earnings per share were less than the prior year. In addition, the consulting firm noted that Mr. Woodson's prior potential bonus (25% of base salary) was significantly lower than the potential bonus of the market (an average of approximately 58% of base salary for Chief Executive Officers). Consistent with the consulting firm's recommendations to increase Mr. Woodson's bonus as a percentage of base salary, the Committee in 1993 increased the bonus payable upon achievement of the targeted earnings per share amount from 25% to 50% of Mr. Woodson's base salary. The Committee also approved a maximum bonus of 60% of base salary based on the attainment of 110% of the targeted earnings per share amount. Because the Company achieved 98% of its target earnings per share, Mr. Woodson received a bonus equal to 37.5% of his base salary.

     The 1992 compensation survey indicated that option grants to Mr. Woodson, as a percentage of base salary, were lower than the market. The Committee, in an effort to compensate for below-market option grants, increased the size of the option grant in 1993. The Committee considered compensation and the market price of the Company's common stock in determining the size of option grant to Mr. Woodson in 1994. The Committee also considered options currently held by Mr. Woodson and the exercise price thereof in making its determination. The factors considered by the Committee in determining the size of the option grant to Mr. Woodson were considered subjectively in the aggregate. No factors were given any specific weight.

     The Committee believes that its executive compensation reflects the goals and philosophy of the Company's compensation program. As described above, an increasing portion of the executive officers' compensation is at risk and tied to improving shareholder value and attaining corporate earnings targets.

                                          COMPENSATION AND STOCK
                                          OPTION COMMITTEE

                                          Lawrence L. Gellerstedt, Jr., Chairman
                                          G. Harold Northrop
                                          Larry L. Prince

February 17, 1995

                       FIVE YEAR STOCK PERFORMANCE GRAPH

     The line graph below reflects the cumulative, five-year shareholder return (assuming the reinvestment of dividends) on the Company's Common Stock compared to such return of the S&P 500 Index and the Dow Jones Industrial and Commercial General Services Index. The graph reflects the investment of $100 on December 31, 1989 in the Company's Common Stock, the S&P 500 Index and the Dow Jones Industrial and Commercial General Services Index.

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG
                 JOHN H. HARLAND COMPANY, S&P 500 INDEX AND THE
               DOW JONES INDUSTRIAL AND COMMERCIAL SERVICES INDEX

                                   [GRAPH]

                                                                   DJ IND. &
                                                                  COMM. GEN-
      MEASUREMENT PERIOD         JOHN H. HAR-                    ERAL SERVICES
    (FISCAL YEAR COVERED)        LAND COMPANY       S&P 500          INDEX
DEC-89                                     100             100             100
DEC-90                                      90              97              94
DEC-91                                     116             126             117
DEC-92                                     131             136             133
DEC-93                                     113             150             139
DEC-94                                     110             152             134

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN AND THE COMPANY'S 1981 INCENTIVE STOCK OPTION PLAN, AS EXTENDED.

           AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors, by unanimous vote, has recommended that the shareholders approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock authorized to be sold under the Purchase Plan from 3,600,000 to 4,350,000 shares. The proposed amendment to the Purchase Plan is set forth in Exhibit A to this Proxy Statement.

     The proposed amendment to the Purchase Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption of the proposed amendment to the Purchase Plan.

     The Board of Directors has determined that the amendment to the Purchase Plan is in the best interests of the Company and its shareholders. The proposed amendment would provide additional shares for purchase by employees of the Company. The Company's Board of Directors believes that such purchases are an effective method to attract and retain employees and that the availability of shares for future purchases under the Purchase Plan is important to the Company's business prospects and operations.

                   AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN
                       TO CHANGE THE DEFINITION OF "PAY"

     The Executive Committee of the Board of Directors ("Executive Committee"), acting with full power and authority to exercise all the authority of the Board of Directors of the Company, has unanimously approved and recommended that the shareholders approve an amendment to the Purchase Plan to change the definition of compensation used to determine the amount of stock purchased under the Purchase Plan from a definition based on annualized base pay to one based on total cash compensation. The proposed amendment to the Purchase Plan is set forth in Exhibit B.

     The proposed amendment to the Purchase Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption of the proposed amendment to the Purchase Plan.

     The Executive Committee of the Board has determined that the amendment to the Purchase Plan is in the best interests of the Company and its shareholders. The proposed amendment would allow employees to participate based on total cash compensation rather than total base compensation.

     The following discussion summarizes the principal features of the Purchase Plan prior to the amendments proposed above. This discussion does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan.

              JOHN H. HARLAND COMPANY EMPLOYEE STOCK PURCHASE PLAN

GENERAL INFORMATION*

     The Purchase Plan was adopted by the Board of Directors on March 15, 1979, and was approved by the Company's shareholders at the April 26, 1979 annual meeting. The Purchase Plan has been amended from time to time since it was adopted. The Purchase Plan authorizes the sale of not more than 3,600,000 shares of Common Stock of the Company to eligible employees under the Purchase Plan. Since the inception of the Purchase Plan through December 31, 1994, a total of 3,135,468 shares have been purchased, so that as of December 31, 1994, a total of 464,532 shares were available for sale under the Purchase Plan. The shares sold to employees pursuant to the Purchase Plan may be either authorized but unissued shares or shares purchased by the Company in the open market. Proceeds from the sale of Common Stock pursuant to the Purchase Plan will constitute general funds of the Company.

     Under the Purchase Plan, the Company conducts a continuous series of offerings of its Common Stock to regular full-time employees of the Company and its subsidiaries who have been employed by the Company or any of its subsidiaries for at least one year. (See Participation paragraph below.) Each such offering commences on the first business day of each calendar quarter and terminates on the last business day of such quarter (an "Offering Period").

     Based upon an analysis of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and its legislative history and in the absence of clarifying regulations relating to employee stock purchase plans, the Purchase Plan, in the opinion of management, is not subject to any provisions of ERISA. In addition, the Purchase Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

PARTICIPATION

     All regular full-time employees become eligible to participate in the Purchase Plan at the beginning of the next Offering Period after they have completed one continuous year of employment. For purposes of the Purchase Plan, a regular full-time employee is an employee, as defined by the Code, whose customary employment with the Company or any subsidiary is for more than 20 hours per week or for more than five months in any calendar year. Directors (other than directors who are employees) are not eligible to participate in the Purchase Plan, but all officers who are employees, whether or not Directors, may participate.

     An eligible employee may become a participant in the Purchase Plan by completing and filing with the Committee (as defined below) a written authorization for payroll deductions. Every participant will continue to be a participant under the Purchase Plan until such time as he becomes ineligible for participation or elects to terminate his participation. (See Withdrawals and Assignments paragraph below.)

- ---------------

(*All share amounts have been adjusted to reflect stock split-ups effected as stock dividends in 1980, 1981, 1985 and 1987.)

PAYROLL DEDUCTIONS AND PURCHASE OF STOCK

     General. As more fully described below, each participant in the Purchase Plan may elect to have from 3% to 10% (in whole percentage points) of his pay withheld to purchase Common Stock during each Offering Period. However, a participant may not purchase more than $5,000 of stock through the Purchase Plan in any calendar year.

     The price for shares purchased under the Purchase Plan (referred to herein as the "option price") is 85% of the fair market value of the Common Stock on either the first day of the Offering Period or the last day of the Offering Period, whichever is lower. The fair market value of the Common Stock will be the mean between the highest and lowest quoted selling prices of the Common Stock on the New York Stock Exchange on the date of determination.

     The money withheld from each participant's pay is used following the end of each Offering Period to exercise an "option" granted to the participant under the Purchase Plan to purchase 12 shares of Common Stock for each $500 of his Annualized Base Pay (as defined below), up to a maximum of 1,800 shares of Common Stock. This "option" is the mechanism used in the Purchase Plan to determine the maximum number of shares that a participant may purchase with his payroll deductions. The option does not provide employees any rights to purchase more shares of Common Stock than can be purchased with the money withheld from pay for the purchase price provided in the Purchase Plan.

     Payroll Deductions. Each participant in the Purchase Plan must, at the time he files his authorization for payroll deductions, elect to have deductions made from his pay on each payday during the time he is a participant at the annual rate of not less than 3% nor more than 10% (in whole percentage points only) of his Annualized Base Pay. For purposes of the Purchase Plan, the term Annualized Base Pay is defined to mean the participant's current annualized base pay from the Company and its subsidiaries, excluding overtime and all other extra compensation such as bonuses, contributions to pension, profit sharing, health and life insurance, and other plans. If the proposed amendment relating to the definition of Annualized Base Pay is adopted, the Purchase Plan will be amended to replace the term Annualized Base Pay with the term Annualized Cash Compensation. Further, the term Annualized Cash Compensation will mean the participant's current annualized cash compensation from the Company or any subsidiary, including overtime, bonuses, commissions and other cash incentives and any pre-tax deferrals under the Company's or any subsidiary's employee benefit plans. The full text of the proposed amendment is set forth on Exhibit B to this Proxy Statement.

     The Company will withhold on each payday the percentage specified in the authorization. An employee may not elect to participate in an Offering Period once it has commenced, and a participant under the Purchase Plan may not vary the amount of the deduction from his base pay during an Offering Period except that the Company will cease making deductions from a participant's base pay upon receipt of a written notice of election by the participant to withdraw from the Purchase Plan. (See Withdrawals and Assignments paragraph below.) On the other hand, a participant may change the amount to be deducted from his base pay for any Offering Period by giving notice to such effect to the Committee (as defined below) prior to the commencement of such Offering Period. Once an employee files a payroll deduction authorization, the Company will make deductions from his base pay during each subsequent Offering Period until it has received notice to the contrary or until the participant becomes ineligible to participate. (See Withdrawals and Assignments paragraph below.)

     Purchase of Stock. Unless a participant gives written notice prior to the end of the Offering Period that he is withdrawing from the Purchase Plan or that he desires to effect only a partial exercise of his option, as described in the following paragraph, his option for the purchase of stock with payroll deductions made during such Offering Period will be exercised automatically for him on the last day of such Offering Period and the Committee will purchase for his account the maximum number of full shares of stock subject to his option which the accumulated payroll deductions in his account at that time will purchase at the applicable option price. Any balance remaining in a participant's account after such purchases have been made will then be paid over to the participant as soon as practicable following the termination date for that Offering Period, except that any such balance remaining solely from the failure to purchase a fractional share of stock may be credited to that participant's account to be applied toward purchases at the end of the next Offering Period.

     A participant, by written notice to the Committee during any Offering Period, may elect effective at the last day of such Offering Period to exercise his option for a specified number of full shares, not less than five, but less than the number of full shares of stock which the accumulated payroll deductions in his account will purchase at the applicable option price. In such event the balance of his account will be distributed to him in cash, without interest, as promptly as practicable after the Offering Period ends. (See Withdrawals and Assignments paragraph below.)

     As promptly as practicable after the termination of each Offering Period, the Company will deliver certificates representing the shares purchased by each participant in that Offering Period registered in the name of such participant, or, if the participant directs before the last day of such Offering Period, in the name of the participant and one other person designated by the participant as joint tenants with the right of survivorship, to the extent permitted by applicable law.

     Following each Offering Period, participants will receive a report of the amount of shares of Common Stock purchased for their account during the Offering Period.

     No contributions have been or will be made to the Purchase Plan by the Company or any of its subsidiaries, and no person may contribute to the Purchase Plan other than by payroll deductions in the manner described above. When $5,000 of the amount credited to a participant's account has been used to purchase stock during any calendar year, any excess will be returned to such participant, payroll deductions for him will cease, and he will not receive any further options to purchase Common Stock under the Purchase Plan during that calendar year.

     Additional Information Concerning "Options." As noted above, in order to determine the maximum number of shares that a participant may purchase with his payroll deductions, at the beginning of each Offering Period each participant will be granted an option to purchase 12 shares of stock for each $500 of his Annualized Base Pay (disregarding fractional shares) up to a maximum of 1,800 shares. However, if the number of shares available for purchase under the Purchase Plan is insufficient to grant to each participant an option to purchase the full number of shares to which he would otherwise be entitled, but the Committee nonetheless determines to continue the operation of the Purchase Plan for that Offering Period, then each participant shall be granted an option to purchase that number of available shares (up to a maximum of 1,800 shares) which is equal to the total number of available shares multiplied by a fraction, the numerator of which is such participant's Annualized Base Pay and the denominator of which is the total Annualized Base Pay of all participants.

     No employee may be granted an option under the Purchase Plan (i) if the exercise of that option would result in such employee owning actually or by attribution more than 5% of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company, or (ii) which would permit his right to purchase stock under all employee stock purchase plans of the Company and of any parent and any subsidiaries of the Company then in effect to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such stock option would be outstanding at any time within the meaning of the Code.

WITHDRAWALS AND ASSIGNMENTS

     A participant may voluntarily withdraw from the Purchase Plan at any time by giving written notice to such effect. As promptly as practicable after the end of the Offering Period in which such withdrawal takes place such participant will be paid the amount of the payroll deductions credited to his account, in cash and without interest. A participant is automatically deemed to have withdrawn from the Purchase Plan at the end of any Offering Period during which he elects to purchase less than the number of full shares which he has an option to purchase in that Offering Period. The balance of the accumulated payroll deductions in the account of any participant who has withdrawn will be paid to him, in cash, without interest, and any shares of Common Stock which he has elected to purchase will be delivered to him or to his beneficiary in the event of death, as soon as practicable following the termination date of the Offering Period during which his withdrawal became effective. Any participant who withdraws from the Purchase Plan during an Offering Period may again become a participant in the Purchase Plan in any succeeding Offering Period by filing a new authorization for payroll deductions before the commencement of the Offering Period for which he desires to resume participation.

     Any participant whose employment with the Company is terminated for any reason, including retirement or death, will immediately cease to be a participant. Any option which he may have been granted under the Purchase Plan will expire and cannot be exercised, and the payroll deductions credited to his account will be returned to him, or to his beneficiary in the case of death, within 30 days after termination and without interest.

     Neither the payroll deductions credited to a participant's account or any rights with regard to the exercise of an option or to receive stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge or other disposition by a participant may be treated by the Company as an election to withdraw from the Purchase Plan.

     The payroll deductions held by the Company under the Purchase Plan need not be segregated from the Company's general funds and may be used by the Company for any corporate purpose.

ADMINISTRATION OF THE PURCHASE PLAN

     The Purchase Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). The Committee is appointed by the Board of Directors and consists of not less than three of its members. No member of the Board of Directors who is eligible to participate in the Purchase Plan may serve as a member of the Committee. Committee members serve at the pleasure of the Board of Directors and may be removed by the Board of Directors. The Committee is responsible for supervising the administration of the Purchase Plan and resolving such questions as may arise regarding the proper interpretation of the terms of the Purchase Plan. All expenses of administering the Purchase Plan are paid by the Company.

AMENDMENT AND TERMINATION

     The Board of Directors reserves the right at any time to abandon or withdraw the Purchase Plan entirely, to withhold the granting of options to purchase shares, to change the terms on which options to purchase shares may be granted or to otherwise amend the Purchase Plan, provided such action does not adversely affect rights previously granted to participants. In addition, shareholder approval must be obtained to authorize the sale of more than a total of 3,600,000 shares of Common Stock under the Purchase Plan, to effect any change in the eligibility requirements for participation in the Purchase Plan, or to permit payroll deductions at a rate in excess of 10% of a participant's Annualized Base Pay. The Purchase Plan will terminate when the shares of Common Stock available under the Purchase Plan have been so substantially exhausted as to make an offering to all eligible employees impracticable under the Purchase Plan, unless earlier terminated by the Board of Directors as described above.

     The number of shares of Common Stock reserved for issuance under the Purchase Plan, and the number of shares of stock covered by each outstanding option and the exercise price per share thereof, will be adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a division or consolidation of the shares, or the payment of a stock dividend or other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to satisfy the requirements of Section 423 of the Code as an "employee stock purchase plan." The following is a very general summary of the federal income tax consequences (1) to an employee resulting from participation in the Purchase Plan and (2) to the Company resulting from maintaining the Purchase Plan, assuming that the Purchase Plan satisfies the requirements of Section 423 of the Code.

     This description is only a general summary based on current federal income tax laws, regulations (including certain proposed regulations), and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described herein. Furthermore, employees participating in the Purchase Plan may be subject to taxes other than federal income taxes, such as state and local income taxes and estate or inheritance taxes and individual circumstances may vary results.

     Generally, amounts deducted from pay to purchase shares under the Purchase Plan are included in a participating employee's taxable income for the calendar year in which those amounts are deducted. The purchase of shares under the Purchase Plan at a discount from the market price does not result in any taxable income to the participating employee when the employee purchases the shares. However, the employee will determine his or her taxable income for the calendar year in which the employee sells or otherwise disposes of a share purchased under the Purchase Plan in accordance with the rules discussed in the next paragraph.

     If the employee holds a share purchased under the Purchase Plan for at least two years from the first day of the quarterly offering period in which the employee purchased the share (the "grant date"), or if the employee dies (at any time) while owning the share, the employee generally will be required to report as ordinary income in the year he or she disposes of the share (by sale or otherwise) or dies the lesser of (i) the excess of the share's fair market value at the time of such disposition or death over the price paid for the share or
(ii) the excess of the share's fair market value on the grant date over the option price on such date. If the employee disposes of the share within two years of the grant date, the employee generally will be required to report as ordinary income in the year of disposition an amount equal to the excess of the fair market value of the share on the date it was purchased under the Purchase Plan over the price the employee paid for the share. In either case, the employee's tax basis in the share will be increased (over the amount the employee paid for the share) by the amount of ordinary income reportable by the employee. Moreover, in addition to the ordinary income so reportable, if the employee disposes of the share in a taxable sale or exchange, the difference between the amount realized on such sale or exchange and the employee's tax basis (adjusted as described above) will be treated as long-term or short-term capital gain or loss, depending upon whether the employee held the share for more than one year after the date of purchase under the Purchase Plan. Under current law, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals is subject to a maximum marginal tax rate of 28%, while ordinary income may be subject to tax at higher rates.

     The Company is not entitled to a federal income tax deduction unless the employee disposes of the share within two years of the grant date. The amount of the Company's deduction, if any, is equal to the amount of the employee's ordinary income on such disposition of the share and the deduction must be taken in the Company's taxable year in which the disposition occurs.

         AMENDMENT OF 1981 INCENTIVE STOCK OPTION PLAN, AS EXTENDED, TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors, by unanimous vote, has recommended that the shareholders approve an amendment to the John H. Harland Company 1981 Incentive Stock Option Plan, as Extended (the "Plan") to increase the number of shares of authorized but unissued shares of Common Stock available for grant under the Plan from 435,955 to 1,185,955 shares. The proposed amendment to the Plan is set forth in Exhibit C to this Proxy Statement.

     The proposed amendment to the Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption of the proposed amendment to the Plan.

     The Board of Directors has determined that the proposed amendment to the Plan is in the best interests of the Company and its shareholders. The proposed amendment would provide additional shares for grant to key employees of the Company. The Company's Board of Directors believes that grants of stock options are an effective method to attract and retain key employees and that the availability of shares for future grants under the Plan is important to the Company's business prospects and operations.

     The following discussion summarizes the principal features of the Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the Plan.

     JOHN H. HARLAND COMPANY 1981 INCENTIVE STOCK OPTION PLAN, AS EXTENDED

ADMINISTRATION

     The Plan is administered by a committee of the Board of Directors which is composed of at least three members (the "Committee"). Each director, while a member of the Committee, will satisfy the requirements of committee membership, if any, under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

PARTICIPANTS

     Any employee of the Company or any subsidiary of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock may participate in the Plan provided the Committee, acting in its absolute discretion, determines such employee to be key to the success of the Company or such subsidiary. A key employee can be a member of the Board of Directors, but no member of the Board of Directors of the Company will be a key employee under the Plan solely because of his membership on the Board of Directors. The Company estimates that approximately 110 employees of the Company and its subsidiaries presently are eligible to participate in the Plan.

     The Committee may grant options under the Plan to such key employees as the Committee may determine, provided however, that the aggregate fair market value of Common Stock subject to all incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, granted on or after January 1, 1987 to a key employee under the Plan and any other stock option plan adopted by the Company or its subsidiaries which first became exercisable in any calendar year (which begins on or after January 1987) shall not exceed $100,000. The Committee has the right to grant new options in exchange for the cancellation of options or under any other circumstances which the Committee deems appropriate. The written stock option agreement under which an option is granted (the "Option Agreement") shall incorporate the terms and conditions which the Committee deems consistent with the terms of the Plan and, if the Committee intends such option to be an ISO, which are not inconsistent with Section 422 of the Code.

OPTION PRICE

     The option price of options granted under the Plan will be determined by the Committee, but such price will be no less than the fair market value of the Common Stock on the date the option is granted ("grant date") provided, however, if the Committee grants an option to a key employee for a number of shares of Common Stock in exchange for the cancellation of any option (whether or not granted under the Plan) to purchase the same number of shares of Common Stock, the option price may be the same as the option price for such shares under the option which is cancelled. The option price of options granted to a key employee who owns stock of the Company or its subsidiaries possessing more than 10% of the total combined voting power of all stock of the Company or such subsidiary ("more than 10% shareholder") will be no less than 110% of the fair market value on grant date. The option agreement may, at the discretion of the Committee, provide for payment of the exercise price in cash, Common Stock, or a combination of cash and Common Stock.

OPTION PERIOD

     Each option granted under the Plan will be exercisable in whole or in part as set forth in the particular Option Agreement under which such option is granted, but in no event before the date such option is granted, and each option will expire after the earlier of (1) the date such option is exercised in full,
(2) the end of the three-consecutive month period which immediately follows the last day (in his current period of employment) that the key employee is employed by the Company or its subsidiaries or the end of such longer period the Committee in its discretion deems appropriate under the circumstances, or (3) the date which is the tenth anniversary of the date such option is granted (or the fifth anniversary of the grant date for a more than 10% shareholder). If the employment of a key employee terminates because of death or disability, the three-consecutive month period described in this section automatically shall become a twelve-consecutive month period.

NON-TRANSFERABILITY

     No option granted under the Plan is transferable by a key employee other than by will or by the laws of descent and distribution, and such option shall be exercisable during a key employee's lifetime only by the key employee.

ADJUSTMENT OF SHARES

     The Plan provides for adjustments by the Committee in an equitable manner of the number of shares of Common Stock available for the grant of options, the number of shares of Common Stock covered by options and the option price to reflect any changes in the capitalization of the Company and in the event of certain transactions which provide for the substitution or assumption of such options.

SALE OR MERGER OF THE COMPANY

     If the Company agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of all outstanding options, each Option Agreement, at the direction and discretion of the Board of Directors, may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of the option are waived before the Option Agreement is cancelled such that the key employee has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee shares of Common Stock, the number of which shall be determined by the Company by dividing the excess of (a) fair market value of the number of shares which remain subject to the exercise of such option as of any date over the total option price for such shares by (b) the fair market value of a share of Common Stock on such date, which number shall be rounded down to the nearest whole number, or (3) the Company transfers to a key employee the same consideration which the key employee otherwise would receive as a shareholder of the Company in connection with such sale or other corporate transaction if he held the number of shares of Common Stock which would have been transferrable to him under (2) above if such number had been determined immediately before such sale or other corporate transaction.

TERM OF THE PLAN

     The Plan terminates on November 17, 2002 or, if earlier, on the date on which all of the Common Stock reserved under the Plan has been issued, and no option shall be granted under the Plan after the date the Plan terminates.

AMENDMENT OF THE PLAN

     The Plan may be amended by the Board of Directors from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, the provisions of sec. 422 of the Code; provided, however, no amendment shall be made without approval of the shareholders of the Company (1) to increase the number of shares available under the Plan for granting options, (2) to extend the maximum life of the Plan or the maximum life of an option, (3) to decrease the minimum option price under the Plan, (4) to change the class of employees eligible for options under the Plan or to otherwise materially modify (within the meaning of Rule 16b-3 of the Exchange Act) the requirements as to eligibility for participation in the Plan or (5) to otherwise materially increase (within the meaning of Rule 16b-3 of the Exchange Act) the benefits accruing under the Plan. The Board of Directors may also suspend the granting of options under the Plan at any time and may terminate the Plan at any time. The Board of Directors may however, modify, amend or cancel any options theretofore granted only under certain circumstances.

FEDERAL INCOME TAX CONSEQUENCES

     A brief description of the federal income tax consequences of the Plan under present law is set forth below. Individual circumstances may vary these results. This brief description is only a general summary based on current federal income tax laws, regulations (including certain proposed regulations), and judicial and administrative interpretations thereof and the related federal securities laws and rules and regulations. The federal income tax laws and regulations and the related federal securities laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described herein.

     As identified by the Committee, each option granted under the Plan is either an ISO or a non-qualified stock option ("NQO"). A key employee is not subject to any federal income tax upon the grant of an option pursuant to the Plan nor will the grant of an option result in an income tax deduction for the Company (or any subsidiary of the Company).

     Upon the exercise of an ISO and the related transfer of Common Stock to a key employee, the key employee normally will not recognize any income for federal income tax purposes and the Company (or any subsidiary of the Company) normally will not be entitled to any federal income tax deduction. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the option price of such shares (the "spread") generally will constitute an item of alternative minimum tax adjustment to the key employee for the year in which the option is exercised. Thus, notwithstanding that a key employee will not recognize income for regular income tax purposes upon exercise of a ISO, the key employee's federal income tax liability may be increased as a result of such exercise under the alternative minimum tax rules of the Code. The portion of a key employee's minimum tax liability, if any, attributable to the spread may give rise to a credit against such employee's regular tax liability in later years.

     If the Common Stock transferred pursuant to the exercise of an ISO is disposed of within two years from the date of the grant of the option or within one year from the date of exercise (the "holding periods"), the key employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the option price) or (2) the spread. If the key employee is subject to Section 16(b) of the Exchange Act, however, special rules (as discussed below with respect to the exercise of a NQO) may apply for purposes of determining the amount of ordinary income recognized on the disposition. The balance, if any, of the key employee's gain over the amount treated as ordinary income on a disposition generally will be long-term or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company (or a subsidiary of the Company) normally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the key employee.

     Following satisfaction of the holding periods, the disposition of shares of Common Stock acquired by the exercise of an ISO generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the option price. The Company (or a subsidiary of the Company) will not be entitled to any federal income tax deduction as a result of a disposition of such shares after the holding periods.

     Upon the exercise of an NQO, the key employee generally will recognize ordinary income in an amount equal to the excess, if any, of their fair market value of the shares transferred to the key employee upon exercise over the option price. Such fair market value will generally be determined on the date the shares are transferred pursuant to the exercise. However, if the key employee is subject to
Section 16(b) of the Exchange Act, the date on which the fair market value of the transferred shares will be determined is delayed for up to six months if the key employee cannot sell the Common Stock without being subject to liability under Section 16(b) of the Exchange Act. If, however, the key employee who is subject to Section 16(b) of the Exchange Act timely elects under sec.83(b) of the Code, such fair market value will be determined on the date the stock is transferred pursuant to the exercise without regard to the effect of Section 16(b). Income will be recognized in the year such fair market value is determined, and the Company (or a subsidiary of the Company) generally will be entitled to a corresponding federal income tax deduction, provided the Company (or a subsidiary of the Company) satisfies applicable federal income tax withholding requirements. The sale or other taxable disposition of shares of Common Stock acquired through the exercise of an NQO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares of Common Stock when the NQO was exercised.

     Special rules will apply to a key employee who exercises an option by paying the option price, in whole or in part, by the transfer to the Company of shares of Common Stock.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, subject to ratification by the shareholders at the Annual Meeting, as auditors of the Company for fiscal 1995. Deloitte & Touche LLP, or its predecessors, has audited the Company's financial statements for the past 47 years. Should this firm be unable to perform the requested services for any reason or not be ratified by the shareholders, the Directors will appoint other independent auditors to serve for the remainder of the year. Representatives of Deloitte & Touche LLP will be present at the annual meeting of shareholders, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                         ANNUAL REPORT TO SHAREHOLDERS

     The annual report of the Company for the year ended December 31, 1994, including audited financial statements, accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any record beneficial shareholder on March 1, 1995, a copy of the Company's Annual Report on Form 10-K including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Form 10-K should be mailed to:

        JOHN H. HARLAND COMPANY
        P.O. Box 105250
        Atlanta, Georgia 30348

        Attention: Victoria P. Weyand
                   Vice President and Secretary

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received no later than November 14, 1995 in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

                                 OTHER MATTERS

     The minutes of the annual meeting of shareholders held on April 22, 1994 will be presented to the meeting, but it is not intended that action taken under the proxy will constitute approval of the matters referred to in such minutes. The Board of Directors knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's stock. In addition, the Company has retained Georgeson & Co., Inc. to assist in the solicitation of proxies with respect to shares of the Company's Common Stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by facsimile or by personal calls. The anticipated cost of the services of Georgeson & Co., Inc. is $5,500.

                                          Victoria P. Weyand
                                          Vice President and Secretary

March 13, 1995

PROPOSED AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN (THE "PURCHASE PLAN")

                                EXHIBIT A

     RESOLVED, that the first paragraph of section 11 of the Purchase Plan be amended to change the number of shares of stock available for sale under the Purchase Plan during all offerings under the Purchase plan to 4,350,000.

                                EXHIBIT B

     RESOLVED, that the Purchase Plan be amended to replace the term "Annualized Base Pay" with the term "Annualized Cash Compensation" wherever the former term appears and to substitute the following for the second paragraph of section 6 of the Purchase Plan:

     For purposes of the Plan, the term "Annualized Cash Compensation" shall mean the participant's current annualized cash compensation from the Company or any Subsidiary, including overtime, bonuses, commissions and other cash incentives and any pre-tax deferrals under the Company's or any Subsidiary's employee benefit plans.

PROPOSED AMENDMENT TO THE COMPANY'S 1981 INCENTIVE STOCK OPTION PLAN, AS EXTENDED (THE "PLAN")

                                EXHIBIT C

     RESOLVED, that paragraph 3 of the Plan, addressing Option Shares be amended to change the number "435,955" contained in such section to "1,185,955."

                                                                      APPENDIX A

                            JOHN H. HARLAND COMPANY
                                     PROXY
  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1995

    The undersigned hereby appoints ROBERT R. WOODSON and EDWARD J. HAWIE and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of John H. Harland Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, April 28, 1995 at 10:00 a.m., at the High Museum, Atlanta, Georgia, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting and any adjournment thereof.

    1. To elect two (2) directors:

    H. G. PATTILLO                                                    FOR all nominees (except as marked to the contrary)   / /
    JOHN H. WEITNAUER, JR.                                            WITHHOLD AUTHORITY for all nominees listed            / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH NOMINEE'S NAME IN THE LIST ABOVE.)

    2. To amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized under the Purchase Plan from 3,600,000 shares to 4,350,000 shares.

FOR  / /                AGAINST  / /            ABSTAIN  / /

    3. To amend the Company's Employee Stock Purchase Plan to replace the term "Annualized Base Pay" with the term "Annualized Cash Compensation" and to provide a definition of "Annualized Cash Compensation," described in the accompanying Proxy Statement.

FOR  / /                AGAINST  / /            ABSTAIN  / /

                                (Continued, and to be signed, on the other side)

                                                     (Continued from other side)

    4. To amend the Company's 1981 Incentive Stock Option Plan, as Extended to increase the number of shares of Common Stock authorized under the Option Plan from 435,955 shares to 1,185,955 shares.

FOR  / /                AGAINST  / /            ABSTAIN  / /

    5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the year ending December 31, 1995.

FOR  / /                AGAINST  / /            ABSTAIN  / /

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED
            THE PROXY WILL BE VOTED "FOR" THE ABOVE STATED PROPOSALS

                                             Please sign and date below, and
                                             return this proxy immediately in
                                             the enclosed envelope, whether or
                                             not you plan to attend the annual
                                             meeting.

                                                     DATE                 , 1995
                                                         -----------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------
                                             Please sign exactly as your name or
                                             names appear hereon. Where more
                                             than one owner is shown above, each
                                             should sign. When signing in a
                                             fiduciary or representative
                                             capacity, please give full title.
                                             If this proxy is submitted by a
                                             corporation, it should be executed
                                             in the full corporate name by a
                                             duly authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                                                      APPENDIX B

                         EMPLOYEE STOCK PURCHASE PLAN
                           JOHN H. HARLAND COMPANY

1.       PURPOSE

         This Employee Stock Purchase Plan (the "Plan") is intended as an incentive and to encourage stock ownership by all employees of John H. Harland Company (the "Company") and (subject to the conditions hereinafter set forth) of its Subsidiaries, so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ of the Company and its Subsidiaries. It is further intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1954 (the "Code").

         As used herein, the term "Subsidiary" shall be determined as of each Offering Date and shall include any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in such chain other than the last corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


2.       ADMINISTRATION

         The Plan shall be administered by a Committee (the Committee) appointed by the Board of Directors of the Company (the Board). The Committee shall consist of not less than three members of the Board; provided, however,
(a) that no member of the Board shall be appointed to serve as a member of the Committee unless at the time of his appointment he is not eligible and has not at any time within one year prior to such time been eligible to receive any option pursuant to the terms of the Plan or to be selected as a person to whom stock may be allocated or to whom qualified, restricted or employee stock purchase plan options may be granted pursuant to any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock or qualified, restricted or employee stock purchase plan options of the Company or any of its affiliates and (b) that any member of the Board appointed to serve as a member of the Committee who thereafter becomes eligible to receive any option pursuant to the Plan or to be selected as a person to whom stock may be allocated or to whom qualified, restricted or employee stock purchase plan options may be granted pursuant to any other plan of the Company or any of its affiliates, as aforesaid, shall, effective at the time of such eligibility, be deemed to have been removed from the Committee. The Board may from time to time remove members from, or add eligible individuals as members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Minutes of all meetings shall be made and preserved. A majority of the Committee shall control its actions at any meeting.

         The interpretation and construction by the Committee of any provision of the Plan shall be final unless reversed by the Board.


3.       ELIGIBILITY

         Any regular full-time employee of the Company or any Subsidiary of the Company shall be eligible to participate in the Plan on an Offering Date if, on such date, such employee has been employed continuously by the Company or any Subsidiary for at least one year. An employee shall be considered to have been employed for at least one year by the Company or any Subsidiary, if during a relevant one-year period the employee has been employed continuously by any combination of the Company and its Subsidiaries or by any combination of its Subsidiaries.

         The term "employee" shall have the same meaning as the term "employee" as defined by Section 3401(c) of the Code and shall include officers (and directors who are also employees) but shall exclude employees whose customary employment is for not more than twenty hours per week or for not more than five months in any calendar year.

         Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option:

                 (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary or parent of the Company, determinations of employee stock ownership being made for this purpose in accordance with Section 423(b)(3) of the Code; or

                 (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and of any parent and any subsidiary corporations of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such stock option would be outstanding at any time, within the meaning of
         Section 423(b)(8) of the Code.


4.       OFFERING DATES

         The Plan will be implemented by a continuous series of offerings, each of which shall commence on the first business day of a calendar quarter (the "Offering Date") and shall terminate on the last business day of such quarter (the "Termination Date"). The first offering shall be made on July 2, 1979.

         No offering shall be made if in the opinion of the Committee the stock made available under this Plan has been so substantially exhausted as to make an offering to all eligible employees impractical under the Plan.

5.       PARTICIPATION

         An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Committee and filing the same with the Committee.

         Payroll deductions shall become effective on the first Offering Date after an employee has filed his authorization and shall terminate upon the earlier to occur of (1) the participant's request to terminate or (2) ineligibility of the participant for any reason described in this Plan. During the continuance of an authorization for a payroll deduction of a participant, he shall receive an option on each Offering Date.


6.       PAYROLL DEDUCTIONS

         At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his Annualized Base Pay, as hereinafter defined, on each payday during the time he is a participant in an offering at the annual rate of 3, 4, 5, 6, 7, 8, 9, or 10% of his Annualized Base Pay.

         For purposes of the Plan, the term "Annualized Base Pay" shall mean the participant's current annualized base pay from the Company or any Subsidiary (excluding overtime and all other extra compensation such as bonuses, contributions to pension, profit sharing, health and life insurance and other plans).

         All payroll deductions made for a participant shall be credited to his account under the Plan and held with other Company funds. A participant may not make any separate cash payment into such account.

         A participant may discontinue his participation in the Plan and thereby have further payroll deductions discontinued as provided in paragraph 10, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his payroll deduction for that offering.


7.       GRANTING OF OPTION

         On each Offering Date, each participant shall be granted an option to purchase one share of stock for each $500 of his Annualized Base Pay, up to a maximum of 150 shares; provided, however, that if the number of shares available for purchase under the Plan is insufficient to grant to each participant an option to purchase the full number of shares to which he would otherwise be entitled but the Committee nonetheless determines to effect such offering, then each participant shall be granted an option to purchase that number of available shares which is equal to the total number of available shares multiplied by a fraction the numerator of which is such participant's Annualized Base Pay and the denominator of which is the total Annualized Base Pay of all participants, up to a maximum of 150 shares.

         The option price of each share of stock purchased with payroll deduction made during each offering for a participant therein shall be the lower of:

                 (i) 85% of the fair market value per share of the stock on the Offering Date, or

                 (ii) 85% of the fair market value per share of the stock on the Termination Date.

         During such time as the stock is not listed on an established stock exchange, the fair market value per share shall be the mean between the highest and lowest quoted selling prices of the stock in the over-the-counter market on the applicable valuation date as reflected by the National Association of Securities Dealers, Inc. If the stock is listed on an established stock exchange, the fair market value per share shall be the mean between the highest and lowest quoted selling prices of the stock on such stock exchange on the applicable valuation date. If for any reason the aforesaid means of ascertaining the fair market value per share is unavailable for the applicable valuation date, fair market value shall be determined in accordance with Sections 20.2031-2(c), (d), (e) and (f) of the Estate Tax Regulations.


8.       EXERCISE OF OPTION

         Unless a participant gives written notice to the Committee as hereinafter provided, his option for the purchase of stock with payroll deductions made during any offering will be exercised automatically for him on the Termination Date for the purchase of as many full shares of stock subject to the option granted to him as the accumulated payroll deductions in his account at that time will purchase at the applicable option price.

         By written notice to the Committee during any offering, a participant may elect, effective at the Termination Date of such offering to:

                 (i) withdraw all the accumulated payroll deductions in his account at that time, without interest; or

                 (ii) exercise his option for a specified number of full shares, not less than 5, but less than the number of full shares of stock which the accumulated payroll deductions in his account will purchase at the applicable option price and withdraw the balance of the accumulated payroll deductions in his account at such time after giving effect to such partial exercise.

         A participant who withdraws all or any part of the amount credited to his account during an offering shall be deemed to have given notice of his intention to cease to be a participant for that offering (except to the extent of any partial exercise under clause (ii) of the preceding sentence) and any succeeding offerings; provided, however, that such participant may become a participant in the offering following that during which he made the aforesaid withdrawal and any succeeding offering for which he is otherwise eligible in accordance with the Plan, if he files with the Committee an authorization for payroll deductions in accordance with paragraph 5.

         The amount credited to the account of a participant during an offering period who exercises his option in full in excess of that which will purchase the full number of shares for which his option was granted shall be paid over to the participant as soon as practicable following the Termination Date for the offering period, except that any such excess amount that results solely from the failure to purchase a fractional share of stock may be carried forward in the participant's account and be available for the next succeeding offering.

         No participant may use more than $2,500.00 of the amount credited to his account under the Plan for purchase of stock during any calendar year.
When this amount has been used to purchase stock any excess (including any excess resulting from an inability to purchase a whole share within the limit of $2,500.00) shall be returned to him, payroll deductions for him shall cease, and he shall be ineligible to participate in any additional offering during that calendar year. Unless, however, he withdraws his authorization for payroll deductions, it shall become effective again on the first Offering Date beginning in the next calendar year.


9.       DELIVERY

         As promptly as practicable after each Termination Date, the Company will deliver to each participant, as appropriate, any stock purchased upon the exercise of his option together with any cash to which he may be entitled.


10.      WITHDRAWAL

         A participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Committee in accordance with paragraph 8. All of the participant's payroll deductions credited to his account will be paid to him in accordance with paragraph 9 of the Plan after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay after receipt of such notice except in accordance with an authorization for a new payroll deduction filed with the Committee.

         Upon termination of the participant's employment for any reason, including retirement or death, he shall immediately cease to be a participant, any option which he may have been granted under the Plan shall immediately expire and shall not be exercised, and the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under paragraph 12, within 30 days after such termination.


11.      STOCK

         The stock to be sold to participants under the Plan shall be Common Stock of the company and may, at the election of the Company, be either treasury stock or stock originally issued for such purpose. The maximum number of shares of stock which shall be made available for sale under the Plan during all offerings under the Plan shall be 300,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 15.

         The participant will have no interest in stock covered by his option until such option has been exercised.

         Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Termination Date of the pertinent offering, in the names of the participant, and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

         Any shares which are subject to sale pursuant to an option granted under the Plan but which are not purchased on the Termination Date of the related offering, shall again become available for sale pursuant to options granted under the Plan.


12.      DESIGNATION OF BENEFICIARY

         A participant may file with the Committee a written designation of a beneficiary who is to receive any stock and cash to the participant's credit under the Plan in the event of such participant's death prior to delivery to him of such stock and cash. Such designation of beneficiary may be changed by the participant and upon receipt by the Committee of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and cash to such beneficiary. In the event of the death of a participant who has not filed a written designation of a beneficiary, the Company shall deliver such stock and cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Committee) the Company, at the direction of the Committee acting in its discretion, may deliver such stock and cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Committee then to such other person as the Committee may designate. No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.


13.      TRANSFERABILITY

         Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.


14.      USE OF FUNDS

         All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.


15.      CHANGES IN CAPITALIZATION

         The number of shares of stock covered by each outstanding option and the price per share thereof in each such option, and the number of shares of stock issuable through options granted pursuant to this Plan for which options have not been granted, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only such a payment with respect to the stock of the Company) or any other increase or decrease in the number of shares of stock effected without receipt of consideration by the Company. If any adjustment hereunder would create a factional share or a right to acquire a fractional share, such fractional share shall be disregarded and the number of shares available under this Plan or the number of shares to which any optionee is entitled shall be the next lower number of whole shares, rounding all fractions downward.


16.      SECURITIES REGISTRATION

         In the event that the Company shall deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under Regulation A of the Rules and Regulations of the Securities and Exchange Commission, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of stock of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then whenever required, the Company shall register the shares with respect to which such option is exercised under the Securities

Exchange Act of 1934, and shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.


17.      AMENDMENT OR TERMINATION

         The Board may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant, nor may an amendment be made without prior written approval of the stockholders of the Company if such amendment would:

         (a) Permit the sale of more shares of stock than are authorized under paragraph 11 of the Plan; or

         (b) Effect any change in the designation of eligible employees under paragraph 3 of the Plan; or

         (c) Permit payroll deductions at a rate in excess of 10% of a participant's Annualized Base Pay.


18.      NOTICES

         All notices or other communications by a participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

                                                                     APPENDIX C



                           JOHN H. HARLAND COMPANY
                      1981 INCENTIVE STOCK OPTION PLAN,
                                 AS EXTENDED



                                      1.

                                  BACKGROUND

        The John H. Harland Company 1981 Incentive Stock Option Plan was adopted effective as of September 21, 1981 and expired by its terms on September 20, 1991. There were 435,995 shares of $1.00 par value Common Stock ("Stock") of the John H. Harland Company ("Company") available for options under such plan at that time. This John H. Harland Company 1981 Incentive Stock Option Plan, as Extended ("Plan") represents a reactivation of the 1981 Incentive Stock Option Plan and extends the life of such plan effective as of November 18, 1992.

                                      2.

                                   PURPOSE

        The purpose of this Plan is to promote the interests of the Company and its subsidiaries by encouraging its key employees to continue their association with the Company and by providing such employees with the additional incentive for industry and efficiency inherent in an opportunity to participate in the ownership of the Company and in its future growth.

                                      3.

                                OPTION SHARES

        The shares of the Company's Stock which may be subject to stock options granted pursuant to this Plan shall be an aggregate number of 435,955 shares of authorized but unissued Stock. In the event that a stock option granted pursuant to this Plan to purchase any of such shares of Stock shall expire or be exchanged for a new option for any reason before being exercised in full, the shares of Stock reserved for the unexercised portion of such option again shall become available for stock options granted pursuant to this Plan.

                                      4.

                            EFFECTIVE DATE OF PLAN

        The effective date of this Plan shall be November 18, 1992, the date as of which the Company's Board of Directors adopted this Plan, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) also approve this Plan on or before November 18, 1993. All options granted before such shareholder approval shall be granted subject to such approval.

                                      5.

                          ADMINISTRATION OF THE PLAN

        The Plan shall be administered by a Stock Option Committee ("Committee") of not less than three (3) members appointed by the Board of Directors of the Company from among its members. No member of such Board of Directors shall be appointed or serve as a member of the Committee, and any such appointment or service immediately and automatically shall terminate, in the event that (1) such person is, or becomes, a key employee (as described in Section 6 of this Plan), (2) such person is, or becomes, eligible for the allocation of stock or the grant of any option or stock appreciation right under any other plan of the Company or any of its affiliates (as such term is defined in the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) or (3) such person was described in clause (1) or clause
(2) of this Section  5 within the immediately preceding year.

                                      6.

                                 ELIGIBILITY

        Only key employees of the Company and of each of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code")) and as hereinafter referred to as "subsidiaries") shall be eligible for the grant of an incentive stock option pursuant to this Plan. A key employee can be a member of the Board of Directors of the Company, but no member of the Board of Directors of the Company shall be a key employee under this Plan solely by reason of his membership on such Board of Directors.

                                      7.

                               GRANT OF OPTIONS

        Stock options shall be granted by the Company acting through the Committee to key employees pursuant to the terms of this Plan from time to time to purchase shares of Stock; provided, however, if the Committee intends that such option qualify as an incentive stock option under Section 422 of the Code, the aggregate fair market value (as determined as of the date an incentive stock option is granted) of the Stock covered by such option and the stock covered by any other incentive stock options granted to such key employee (pursuant to any other plans of the Company or its subsidiaries) which first become exercisable in any calendar year shall not exceed $100,000. Such fair market value figure shall be determined by the Committee on the date such incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this paragraph in accordance with Section 422(d) of the Code. A stock option may be granted by a key employee in exchange for the cancellation of any option to purchase Stock or under any other circumstances under which the Committee deems appropriate.

        Each grant of a stock option pursuant to this Plan shall be evidenced by a written stock option agreement ("option agreement"), signed by a member of the Committee or by a duly authorized officer of the Company, and each option agreement shall incorporate such terms and conditions as the Committee acting in its discretion deems consistent with the terms of this Plan and, if the Committee intends such option to qualify as an incentive stock option, which are not inconsistent with the provisions of Section 422 of the Code. The Committee (with the written consent of a key employee) also shall have the power to amend an option agreement to the extent that the Committee acting in its discretion deems consistent with the terms of this Plan. The stock option agreement for an option which the Committee intends to qualify as an incentive stock option shall state that such option is an incentive stock option.

                                      8.

                                 OPTION PRICE

        The price for each share of Stock subject to purchase under a stock option granted pursuant to this Plan ("option price") shall be determined by the Committee but in no event shall be less than the fair market value of the Stock on the date of the grant of the option; provided, however, (1) if a key employee owns (after taking into account the attribution rules in Section 424(d) of the Code) stock of the Company or its subsidiaries which possesses more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary, the option price for a stock option granted to such key employee which the Committee intends to qualify as an incentive stock option shall in no event be less than one hundred ten percent of the fair market value of the Stock on the date the option is granted to such key employee and (2) if the Committee grants an option to a key employee under this Plan for a number of shares of Stock in exchange for the cancellation of any option (whether or not granted under this Plan) to purchase the same number of shares of Stock, the option price under such option for such shares may be the same as the option price for such shares under the option which is cancelled. An option agreement at the discretion of the Committee can provide for the payment of the option price (upon the exercise of a stock option) in cash, in Stock or in a combination of cash and Stock. A payment by a check acceptable to the Committee shall be treated as a payment in cash under this Plan.

                                      9.

                                LIFE OF OPTION

        Each stock option granted pursuant to this Plan shall be exercisable on or, if so provided in the option agreement which evidences such option, after the date the option is granted and shall expire automatically on the date the option is exercised in full or, if earlier, shall expire according to the terms of such option agreement; provided, however, the terms of each such option agreement shall make each stock option (to the extent not fully exercised) expire no later than on or before the first to occur of (1) the end of the three consecutive month period which immediately follows the last day (in his current period of employment) that the key employee is employed by the Company or its subsidiaries (or the end of such longer period as the Committee (subject to the rules in Section 9(2) and Section 9(3) in its discretion deems appropriate under the circumstances), (2) the date which is the tenth anniversary of the date the option is granted or (3) the date which is the fifth anniversary of the date the option is granted in the event that
(a) the option is granted to a key employee who owns (after taking into account the attribution rules in Section 424(d) of the Code) stock which possesses more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary and (b) the Committee intends that such option qualify as an incentive stock option. A transfer of employment from the Company to a subsidiary or from a subsidiary to the Company or between two subsidiaries shall not be treated as a termination of employment under this Plan.

                                     10.

                             DEATH OR DISABILITY

        In the event that the employment of a key employee by the Company or its subsidiaries terminates because he dies or becomes disabled (within the meaning of Section 23(e)(3) of the Code), the three consecutive month period described in Section 9(l) of this Plan automatically shall become a twelve consecutive month period.

                                     11.

                             NON-TRANSFERABILITY

        No stock option granted pursuant to this Plan shall be transferable by a key employee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable during the key employee's lifetime only by the key employee. The restriction on transfer described in this Section 11 shall be incorporated in each option agreement.

                                     12.

                           SECURITIES REGISTRATION

        Each stock option agreement shall provide that, upon the receipt of shares of Stock pursuant to the exercise of a stock option granted under this Plan, the key employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written undertaking satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a key employee under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify any such Stock for an exemption under any such laws prior to the issuance of such Stock to a key employee; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a key employee.

                                     13.

                                 LIFE OF PLAN

        This Plan shall terminate on November 17, 2002 or, if earlier, on the date on which all of the Stock reserved under Section 3 of this Plan has been issued as a result of the exercise of stock options granted pursuant to this Plan. No options to purchase Stock shall be granted under this Plan after the date the Plan terminates but, as for any stock options granted pursuant to this Plan which are outstanding on such date, the Committee and its full administrative powers shall survive (the termination of this Plan) until all such options have been exercised in full or otherwise have expired.

                                     14.

                                  ADJUSTMENT

        The number of shares of Stock available for the granting of options under Section 3 of this Plan and the number of shares of Stock subject to stock options granted pursuant to this Plan and the related option price shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Section
424(a) of the Code) the number of shares of Stock available for the granting of options under Section 3 of this Plan and the number of shares of Stock covered by stock options granted under this Plan and the related option price in the event of any corporate transaction described in 424(a) of the Code which provides for the substitution or assumption of such options. If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock available under this Plan and the number subject to any options granted pursuant to this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Committee shall be conclusive and binding on all affected persons.

                                     15.

                        SALE OR MERGER OF THE COMPANY

        If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of stock options granted under this Plan, each option agreement at the direction and discretion of the Company's Board of Directors may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of a stock option are waived before the stock option agreement is cancelled such that the key employee has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee shares of Stock, the number of which shall be determined by the Company by dividing the excess of (a) the fair market value of the number of shares which remain subject to the exercise of such option as of any date over the total option price for such shares by (b) the fair market value of a share of Stock on such date, which number shall be rounded down to the nearest whole number, or (3) the Company transfers to a key employee the same consideration which the key employee otherwise would receive as a shareholder of the Company in connection with such sale or other corporate transaction if he held the number of shares of Stock which would have been transferrable to him under Section 15(2) if such number had been determined immediately before such sale or other corporate transaction.

                                     16.

                           AMENDMENT OR TERMINATION

        This Plan may be amended by the Company's Board of Directors from time to time to the extent that such Board of Directors deems necessary or appropriate in light of, and consistent with, the provisions of Section 422 of the Code; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of shares of Stock available under Section 3 for granting stock options, (2) to extend the maximum life of the Plan under Section 12 or the maximum life of an option under Section 9, (3) to decrease the minimum option price under Section 8, (4) to change the class of employees eligible for stock options under
Section 6 or to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in this Plan or (5) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to a key employee under this Plan. The Company's Board of Directors also may suspend the granting of stock options pursuant to this Plan at any time and may terminate this Plan at any time; provided, however, the Board of Directors shall not have the right to modify, amend or cancel any stock option granted before such suspension or termination unless (1) the key employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 15 of this Plan.

                                     17.

                                MISCELLANEOUS

        The headings to sections in this Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural whenever appropriate.